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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 27, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   0-19027                  84-1057605
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 2.02  Results of Operations and Financial Condition.

     On October 26, 2006, Simtek Corporation (the "Company") issued a press release titled, "Simtek Reports Record Revenue for Third Quarter of 2006".

     Total revenue was $8.3 million for the third quarter of 2006 an increase of 242% over the third quarter of 2005, and an increase of 28% quarter-over-quarter compared to second quarter 2006. The Company reported a net loss from continuing operations of $0.2 million for the third quarter 2006 or a loss of $0.02 per share compared to a net loss from continuing operations of $1.7 million or a loss of $0.00 per share for the third quarter of 2005. Excluding the effects of stock options and amortization of acquisition related costs, the net income was $0.3 million for the third quarter of 2006. There were no such charges in the 2005 period.

     Total revenue for the first nine months of 2006 was $21.7 million, including royalty revenue of $1.5 million. Product sales for the first nine months of 2006 were $19.4 million, an increase of 156% from the $7.6 million recorded in the first nine months of 2005. The Company reported a net loss from continuing operations of $2.6 million for the nine months ended September 30, 2006 or a loss of $0.18 per share, compared to a net loss from continuing operations of $5.6 million or a net loss of $0.84 per share for the same period in 2005. Excluding the effects of stock options and amortization of acquisition related costs, the net loss was $.9 million for the 2006 period. There were no such charges in the 2005 period.

     The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.

         Exhibit Number    Description
         --------------    -----------

             99.1 Press Release, dated October 26, 2006, titled "Simtek Reports Record Revenue for the Third Quarter of 2006".











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SIMTEK CORPORATION


                               By: /S/ Brian Alleman
                                   ---------------------------------------------
                                   Brian Alleman, Chief Financial Officer


October 27, 2006



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                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

    99.1 Press Release, dated October 26, 2006 titled "Simtek Reports Record Revenue for Third Quarter of 2006".